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                                                                 EXHIBIT 23.3

                              ACCOUNTANTS' CONSENT



The Board of Directors
BankAtlantic Bancorp, Inc.:


     We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                        KPMG

Fort Lauderdale, Florida
June 10, 1999